UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:

811-02328

Boulder Growth & Income Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1290 Broadway, Suite 1000

Denver, CO 80203

(Address of Principal Executive Offices)(Zip Code)

Christopher A. Moore

Boulder Growth & Income Fund, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:

(303) 623-2577

Date of Fiscal Year End: November 30

Date of Reporting Period: December 1, 2018 – November 30, 2019

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

BOULDER FUNDS

ANNUAL REPORT

November 30, 2019 | NYSE: BIF

Distribution Policy
November 30, 2019

Boulder Growth & Income Fund, Inc. (the “Fund”), acting pursuant to a Securities and Exchange Commission exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund began distributing $0.033 per share on a monthly basis in November 2015. Subsequently, on November 10, 2016 the Board announced an increase in the monthly distribution to $0.034 per share. On November 8, 2018, the Fund announced a change in frequency of distributions made under the Fund’s managed distribution program from monthly to quarterly. The Fund’s quarterly distribution is $0.102 per share. The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will typically distribute most or all of its available investment income to its stockholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may also distribute long-term capital gains and short-term capital gains and return capital to stockholders in order to maintain a level distribution. Each quarterly distribution to stockholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code. Stockholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table. The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its stockholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, investments in foreign securities, foreign currency fluctuations and changes in the Code. Please refer to the Fund’s prospectus for a more complete description of its risks.

Boulder Growth & Income Fund, Inc.	Table of Contents

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.bouldercef.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by contacting the Fund directly at 877-373-6374.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 877-373-6374 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Performance Overview	2
Portfolio of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	29
Additional Information	30
Summary of Dividend Reinvestment Plan	33
Directors & Officers	35

Annual Report | November 30, 2019	1

Boulder Growth & Income Fund, Inc.	Performance Overview

November 30, 2019 (Unaudited)

Annual Update:

The Boulder Growth & Income Fund, Inc. (the “Fund”) generated a return of 5.6% on net assets in the twelve-month period ended November 30, 2019 (the “period”). This performance lagged the S&P 500 Index which returned 16.1%, the Dow Jones Industrial Average (“DJIA”) which returned 12.5%, the NASDAQ Composite which returned 19.6%, and the Morningstar Large Value Fund Category benchmark which returned 7.4% during the same period. More detail on various holding period returns can be found in the table below.

The Fund has maintained its outperformance relative to the S&P 500 Index on an annualized net assets basis since affiliates of Rocky Mountain Advisers, LLC (“RMA”) became investment advisers to the Fund in January of 2002. However, the Fund has underperformed the DJIA and the NASDAQ Composite on an annualized net assets basis during this same timeframe.

On a market price basis, the Fund generated a return of 6.7% for the period beating the Fund’s return performance on a NAV basis of 5.6%. The outperformance was due to a narrowing of the discount of the Fund’s share price relative to its net asset value (the “discount”) over the period. At the beginning of the period the discount was -16.7% and at the end of the period the discount was -15.9%.

	3 Months*	6 Months*	One Year	Three Years	Five Years	Ten Years	Since January 2002
BIF (NAV)	5.5%	8.7%	5.6%	11.8%	8.1%	11.1%	8.6%
BIF (Market)	6.9%	10.3%	6.7%	13.9%	9.2%	11.1%	7.3%
S&P 500 Index†	7.9%	15.3%	16.1%	14.9%	11.0%	13.4%	8.1%
DJIA††	6.9%	14.4%	12.5%	16.3%	12.2%	13.3%	8.7%
NASDAQ Composite†††	9.1%	16.9%	19.6%	19.0%	13.9%	16.4%	10.0%
Morningstar Large Value Fund Category†††† (NAV)	5.7%	10.4%	7.4%	9.5%	6.8%	11.3%	N/A

*	Total return for a period less than one year is not annualized.
†	The S&P 500 is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 9.9 trillion indexed or benchmarked to the index, with indexed assets comprising approximately USD 3.4 trillion of this total. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization
††	The Dow Jones Industrial Average (DJIA), is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities.
†††	The NASDAQ Composite Index includes all domestic and international based common type stocks listed on The NASDAQ Stock Market. The NASDAQ Composite Index is a broad-based Index.
††††	The Morningstar Large Value Fund Category is comprised of a group of open-end funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Large Cap stocks are defined as stocks in the top 70% of the capitalization of the U.S. equity market. Additional information about Morningstar’s Category Classifications can be found at www.morningstar.com

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Boulder Growth & Income Fund, Inc.	Performance Overview

November 30, 2019 (Unaudited)

The performance data quoted represents past performance. Past performance is no guarantee of future results. Fund returns include reinvested dividends and distributions, but do not reflect the reduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares and do not reflect brokerage commissions, if any. Returns of the S&P 500 Index, the DJIA, and the NASDAQ Composite include reinvested dividends and distributions, but do not reflect the effect of commissions, expenses or taxes, as applicable. Returns of the Morningstar Large Value Fund Category benchmark include reinvested dividends, distributions, expenses and/or taxes, but do not reflect the effect of commissions, as applicable. You cannot invest directly in any of these indices. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

The largest contributors to performance during the period were JPMorgan Chase & Co. (JPM) contributing 1.89% and Walmart, Inc. (WMT) contributing 1.06% to the total return on net assets. The largest detractors to performance during the period were Pfizer, Inc. (PFE) detracting -0.42% and Johnson & Johnson (JNJ) detracting -0.17% to the total return on net assets. During the period, positions were reduced in Berkshire Hathaway, Inc. (BRK/A), Caterpillar, Inc. (CAT), Johnson and Johnson (JNJ), Pfizer, Inc. (PFE), and Ventas (VTR). The full positions in Chevron Corp. (CVX) and LTC Properties Inc. (LTC) were sold. During the period, additional shares were purchased of Wells Fargo & Co. (WFC). A new position in The Travelers Cos Inc. (TRV) was added.

The Fund repurchased and retired 2,981,322 shares of its Common Stock during the period. The shares were repurchased at an average price of $10.67.

The following table shows the top ten holdings in the Fund as of November 30, 2019:

Holding	Symbol(s)	Percentage of Total Managed Assets
Berkshire Hathaway, Inc.	BRK/A and BRK/B	34.1%
Cash and Short-Term Investments	SAMXX, SALXX, and Treasuries	13.5%
JPMorgan Chase & Co	JPM	9.7%
Yum! Brands, Inc.	YUM	6.2%
Cisco Systems, Inc.	CSCO	5.9%
Wells Fargo & Co.	WFC	5.6%
Walmart, Inc.	WMT	4.7%
Caterpillar, Inc.	CAT	4.1%
Cohen & Steers Infrastructure Fund, Inc.	UTF	3.7%
Pfizer, Inc.	PFE	2.2%

We appreciate your continued support of the Fund.

Sincerely,

Stewart Horejsi	Joel Looney
Portfolio Manager	Portfolio Manager

Annual Report | November 30, 2019	3

Boulder Growth & Income Fund, Inc.	Performance Overview

November 30, 2019 (Unaudited)

The views and opinions in the preceding commentary are as of the date of this letter and are subject to change at any time. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Portfolio weightings and other figures in the foregoing commentary are provided as of period-end, unless otherwise stated.

Note to Stockholders on the Fund’s Discount. As most stockholders are aware, the Fund’s shares presently trade at a significant discount to net asset value. The Board is aware of this, monitors the discount and periodically reviews the limited options available to mitigate the discount. In addition, there are several factors affecting the Fund’s discount over which the Board and management have little control. In the end, the market sets the Fund’s share price. For long-term stockholders of a closed-end fund, we believe the Fund’s discount should only be one of many factors taken into consideration at the time of your investment decision.

Note to Stockholders on Concentration of Investments. The Board feels it is important that stockholders be aware of the Fund’s high concentration in a small number of positions. Concentrating investments in fewer securities may involve a degree of risk that is greater than a fund having less concentrated investments spread over a greater number of securities. In particular, the Fund is highly concentrated in Berkshire Hathaway, Inc., which, in addition to other business risks, is largely dependent on Warren Buffett for major investment and capital allocation decisions. When Mr. Buffett is no longer able to fulfill his responsibilities with Berkshire Hathaway, Inc., the value of the Fund’s position in Berkshire Hathaway, Inc. could be materially impacted.

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Boulder Growth & Income Fund, Inc.	Performance Overview

November 30, 2019 (Unaudited)

The table below is a summary of the dividends paid for the year ended November 30, 2019.

	Per Share of Common Stock
	Net Asset Value	Market Price	Dividend Paid*
1/31/19	$12.83	$10.76	$0.102
4/30/19	13.47	11.18	0.102
7/31/19	13.28	11.07	0.102
10/31/19	13.30	11.19	0.102

*	Please refer to page 32 for classifications of dividends for the year ended November 30, 2019.

INVESTMENTS AS A % OF TOTAL NET ASSETS
APPLICABLE TO COMMON STOCKHOLDERS

Annual Report | November 30, 2019	5

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

November 30, 2019

Description	Shares/Principal Amount	Value (Note 2)
LONG TERM INVESTMENTS 86.48%
DOMESTIC COMMON STOCK 79.70%
Banks 5.65%
MidCountry Financial Corporation(a)(b)	310,300	$1,138,801
Wells Fargo & Co.	1,425,000	77,605,500
		78,744,301
Construction Machinery 4.11%
Caterpillar, Inc.	395,000	57,168,350

Diversified 34.11%
Berkshire Hathaway, Inc., Class A*(c)	1,114	368,171,552
Berkshire Hathaway, Inc., Class B*(c)	485,000	106,845,500
		475,017,052
Diversified Financial Services 11.09%
American Express Co.	140,000	16,816,800
JPMorgan Chase & Co.	1,028,000	135,449,280
South Street Securities Holdings, Inc.*(a)(b)	25,000	2,163,750
		154,429,830
Healthcare Products & Services 1.77%
Johnson & Johnson	179,100	24,624,459

Insurance 1.08%
Travelers Cos., Inc.	110,000	15,039,200

Pharmaceuticals 2.21%
Pfizer, Inc.	800,000	30,816,000

Real Estate Investment Trusts (REITs) 1.60%
Ventas, Inc.	383,200	22,344,392

Retail 10.90%
Walmart, Inc.	550,000	65,499,500
Yum! Brands, Inc.	857,000	86,274,190
		151,773,690
Technology, Hardware & Equipment 5.93%
Cisco Systems, Inc.	1,822,200	82,563,882

Telecommunications 1.25%
Verizon Communications, Inc.	289,000	17,409,360

TOTAL DOMESTIC COMMON STOCK
(Cost $365,275,688)		1,109,930,516

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Boulder Growth & Income Fund, Inc.	Portfolio of Investments

November 30, 2019

Description	Shares/Principal Amount	Value (Note 2)
FOREIGN COMMON STOCK 2.18%
Beverages 2.18%
Heineken Holding NV	180,000	$17,254,107
Heineken NV	126,780	13,136,029
		30,390,136
TOTAL FOREIGN COMMON STOCK
(Cost $8,831,666)		30,390,136

CLOSED-END FUND 3.65%
Cohen & Steers Infrastructure Fund, Inc.	1,914,058	50,760,818

TOTAL CLOSED-END FUND
(Cost $16,542,004)		50,760,818

LIMITED PARTNERSHIPS 0.90%
Enterprise Products Partners LP	476,800	12,549,376

TOTAL LIMITED PARTNERSHIPS
(Cost $10,814,578)		12,549,376

HEDGE FUND 0.05%
Ithan Creek Partners L.P.*(b)		744,155

TOTAL HEDGE FUND
(Cost $305,171)		744,155

TOTAL LONG TERM INVESTMENTS
(Cost $401,769,107)		1,204,375,001

Annual Report | November 30, 2019	7

Boulder Growth & Income Fund, Inc.	Portfolio of Investments

November 30, 2019

Description	Shares/Principal Amount	Value (Note 2)
SHORT TERM INVESTMENTS 13.50%
U.S. Treasury Obligations 9.03%
United States Treasury Bills(d)
1.873%, 12/05/2019	$10,500,000	$10,498,786
1.836%, 12/12/2019	10,500,000	10,495,392
1.791%, 12/19/2019	10,500,000	10,492,618
1.681%, 12/26/2019	10,500,000	10,489,237
1.606%, 01/02/2020	10,500,000	10,485,963
1.593%, 01/09/2020	10,500,000	10,482,738
1.593%, 01/16/2020	10,500,000	10,479,567
1.516%, 01/23/2020	10,500,000	10,476,527
1.500%, 01/30/2020	10,500,000	10,472,908
1.498%, 02/06/2020	10,500,000	10,469,922
1.513%, 02/13/2020	10,500,000	10,466,812
1.529%, 02/20/2020	10,500,000	10,463,658

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $125,767,597)		125,774,128

Money Market Funds 4.47%
State Street Institutional U.S. Government Money Market Fund, Administration Class, 7-Day Yield - 1.349%	17,189,930	17,189,930
State Street Institutional U.S. Government Money Market Fund, Investor Class, 7-Day Yield - 1.519%	45,000,000	45,000,000

TOTAL MONEY MARKET FUNDS
(Cost $62,189,930)		62,189,930

TOTAL SHORT TERM INVESTMENTS
(Cost $187,957,527)		187,964,058

TOTAL INVESTMENTS 99.98%
(Cost $589,726,634)		1,392,339,059

OTHER ASSETS AND LIABILITIES, NET 0.02%		214,109

TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS 100.00%		$1,392,553,168

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Boulder Growth & Income Fund, Inc.	Portfolio of Investments

November 30, 2019

*	Non-income producing security.
(a)	Fair valued using significant unobservable inputs as determined in good faith in accordance with procedures established by the Fund's Board of Directors. Total value of fair valued securities as of November 30, 2019 was $3,302,551 or 0.24% of Total Net Assets Available to Common Stockholders.
(b)	Restricted security; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. (See Notes 10 and 11).
(c)	For additional information on portfolio concentration, see Note 6.
(d)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Percentages are stated as a percent of the Total Net Assets Applicable to Common Stockholders.

Regional Breakdown as a % of Total Net Assets Applicable to Common Stockholders

United States	97.80%
Netherlands	2.18%
Other Assets and Liabilities	0.02%
Total Net Assets	100.00%

See Accompanying Notes to Financial Statements.

Annual Report | November 30, 2019	9

Boulder Growth & Income Fund, Inc.	Statement of Assets and Liabilities

November 30, 2019

ASSETS:
Total Investments at Value
(Cost $589,726,634)	$1,392,339,059
Cash	76,135
Dividends and interest receivable	1,691,799
Prepaid expenses and other assets	56,581
Total Assets	1,394,163,574

LIABILITIES:
Investment advisory fees payable (Note 4)	1,081,987
Administration fees payable (Note 4)	236,343
Printing fees payable	93,255
Audit and tax fees payable	73,921
Directors' fees and expenses payable (Note 4)	61,296
Legal fees payable	24,600
Custody fees payable	18,138
Accrued expenses and other payables	20,866
Total Liabilities	1,610,406
TOTAL NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,392,553,168

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (authorized 249,990,000 shares at $0.01 par value)	$1,026,761
Paid-in capital in excess of par value of common stock	584,834,534
Total distributable earnings	806,691,873
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$1,392,553,168

Net Asset Value, $1,392,553,168/102,676,070 common stock outstanding	$13.56

See Accompanying Notes to Financial Statements.

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Boulder Growth & Income Fund, Inc.	Statement of Operations

For the Year Ended November 30, 2019

INVESTMENT INCOME:
Dividends
(net of foreign withholding taxes $83,248)	$19,680,332
Interest and other income	2,767,151
Total Investment Income	22,447,483

EXPENSES:
Investment advisory fees (Note 4)	12,896,929
Administration fees (Note 4)	1,382,343
Directors' fees and expenses (Note 4)	244,980
Printing fees	129,992
Legal fees	116,076
Custody fees	72,333
Audit and tax fees	63,421
Transfer agency fees	37,337
Insurance expense	22,260
Other	162,801
Total Expenses	15,128,472
Net Investment Income	7,319,011

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	29,985,957
Foreign currency related transactions	1,210
Net realized gain	29,987,167
Long-term capital gain distributions from other investment companies	2,539,630
Net change in unrealized appreciation/depreciation on:
Investments	19,282,110
Foreign currency related translations	(695)
Net change in unrealized appreciation/depreciation	19,281,415
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	51,808,212
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$59,127,223

See Accompanying Notes to Financial Statements.

Annual Report | November 30, 2019	11

Statements of
Boulder Growth & Income Fund, Inc.	Changes in Net Assets

	For the Year Ended November 30, 2019	For the Year Ended November 30, 2018
OPERATIONS:
Net investment income	$7,319,011	$9,697,743
Net realized gain on investments and foreign currency transactions	29,987,167	19,849,365
Long-term capital gain distributions from other investment companies	2,539,630	192,573
Net change in unrealized appreciation/depreciation on investments and foreign currency transactions	19,281,415	64,842,930
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	59,127,223	94,582,611

DISTRIBUTIONS TO COMMON STOCKHOLDERS (NOTE 9):
From distributable earnings	(39,336,600)	(28,926,764)
From tax return of capital	(2,988,825)	(10,693,989)
Total Distributions: Common Stockholders	(42,325,425)	(39,620,753)

CAPITAL SHARE TRANSACTIONS (NOTE 8):
Repurchase of fund shares	(31,801,183)	(3,866,509)
Net Decrease in Net Assets from Capital Share Transactions	(31,801,183)	(3,866,509)

Net Increase/(Decrease) in Net Assets Applicable to Common Stock	(14,999,385)	51,095,349

TOTAL NET ASSETS:
Beginning of period	1,407,552,553	1,356,457,204
End of period	$1,392,553,168	$1,407,552,553

See Accompanying Notes to Financial Statements.

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Boulder Growth & Income Fund, Inc.	Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value - Beginning of Period
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Net Increase/(Decrease) from Operations Applicable to Common Stockholders
DISTRIBUTIONS TO COMMON STOCKHOLDERS
Distributions from net investment income
Distributions from net realized capital gains
Distributions from tax return of capital
Total Distributions Paid to Common Stockholders
CAPITAL SHARE TRANSACTIONS:
Impact of Capital Share Transactions(a)
Total Capital Share Transactions
Net Increase/(Decrease) in Net Asset Value
Common Share Net Asset Value - End of Period
Common Share Market Value - End of Period
Total Return, Common Share Net Asset Value(c)
Total Return, Common Share Market Value(c)
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:(d)
Ratio of operating expenses to average net assets including waiver
Ratio of operating expenses to average net assets excluding waiver
Ratio of operating expenses to average net assets excluding interest on loan
Ratio of net investment income to average net assets including waiver
Ratio of net investment income to average net assets excluding waiver
SUPPLEMENTAL DATA:
Portfolio turnover rate
Net Assets Applicable to Common Stockholders, End of Year (000's)
Number of Common Shares Outstanding, End of Year (000's)
BORROWINGS AT END OF PERIOD
Aggregate Amount Outstanding (000s)
Asset Coverage Per $1,000

See Accompanying Notes to Financial Statements.

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Boulder Growth & Income Fund, Inc.	Financial Highlights

For the Year Ended November 30, 2019	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017		For the Year Ended November 30, 2016	For the Year Ended November 30, 2015

$13.32	$12.79	$10.87		$9.93	$11.32

0.07	0.09	0.04		0.08	0.05
0.52	0.80	2.28		1.35	(1.12)
0.59	0.89	2.32		1.43	(1.07)

(0.08)	(0.06)	(0.10)		(0.33)	(0.03)
(0.30)	(0.21)	(0.29)		(0.16)	(0.29)
(0.03)	(0.10)	(0.01)		–	–
(0.41)	(0.37)	(0.40)		(0.49)	(0.32)

0.06	0.01	(0.00	)(b)	–	–
0.06	0.01	(0.00	)(b)	–	–
0.24	0.53	1.92		0.94	(1.39)
$13.56	$13.32	$12.79		$10.87	$9.93
$11.41	$11.09	$10.77		$8.65	$7.78
5.60%	7.78%	22.69%		16.38%	(9.04%)
6.72%	6.57%	29.83%		18.21%	(10.95%)

1.11%	1.22%	1.40%		1.43%	1.48%
1.11%	1.22%	1.40%		1.43%	1.50%
N/A	1.21%	1.33%		1.37%	N/A (e)
0.54%	0.71%	0.36%		0.84%	0.42%
0.54%	0.71%	0.36%		0.84%	0.40%

2%	1%	1%		9%	12%
$1,392,553	$1,407,553	$1,356,457		$1,153,095	$1,053,399
102,676	105,657	106,015		106,097	106,097

N/A	N/A	$50,028		$50,028	$50,000
N/A	N/A	$28,114		$24,049	$22,068

See Accompanying Notes to Financial Statements.

Annual Report | November 30, 2019	15

Boulder Growth & Income Fund, Inc.	Financial Highlights

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Amount represents less than $0.005 per common share.
(c)	Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan.
(d)	Ratios do not reflect the proportionate share of income and expenses of the underlying investee funds (i.e. those listed under Hedge Fund or Closed-End Fund on the Portfolio of Investments).
(e)	Interest expense was incurred but was not presented separately in previously issued financial statements.

See Accompanying Notes to Financial Statements.

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Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2019

NOTE 1. FUND ORGANIZATION

Boulder Growth & Income Fund, Inc. (the “Fund” or “BIF”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”) and accordingly follows the investment company accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Portfolio Valuation: Equity securities including closed-end funds for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Money market mutual funds are valued at their net asset value per share. Short-term fixed income securities such as Commercial Paper, Bankers Acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service, then the securities will be priced at fair value under procedures approved by the Board of Directors (the “Board”). The Board has delegated to the Valuation Committee, the responsibility of determining the fair value of any security or financial instrument owned by the Fund for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Valuation Committee, does not represent fair value (“Fair Value Securities”). The Valuation Committee uses a third-party pricing consultant to assist the committee in analyzing, developing, applying and documenting a methodology with respect to certain Fair Value Securities. The Valuation Committee and the valuation consultant, as appropriate, use valuation techniques that could utilize both observable and unobservable inputs. In such circumstances, the Valuation Committee is responsible for (i) identifying Fair Value Securities, (ii) analyzing each Fair Value Security and developing, applying and documenting a methodology for valuing Fair Value Securities, and (iii) periodically reviewing the appropriateness and accuracy of the methods used in valuing Fair Value Securities. The appointment of any officer or employee of the investment adviser or Fund to the Valuation Committee shall be promptly reported to the Board and ratified by the Board at its next regularly scheduled meeting. The Valuation Committee is responsible for reporting to the Board, on a quarterly basis, valuations and certain findings with respect to the Fair Value Securities. Such valuations and findings are reviewed by the entire Board on a quarterly basis.

Annual Report | November 30, 2019	17

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2019

The Portfolio of Investments includes investments valued at $3,302,551 (0.24% of total net assets) whose fair values have been estimated by management in the absence of readily available market quotations. Due to the inherent uncertainty of the valuation of these investments, these values may differ from the values that would have been used had a ready market for these investments existed and the differences could be material.

The Fund’s investment in an unregistered pooled investment vehicle (“Hedge Fund”) is valued, as a practical expedient, at the most recent net asset value determined by the Hedge Fund manager according to such manager’s policies and procedures based on valuation information reasonably available to the Hedge Fund manager at that time; provided, however, that the Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. If the Hedge Fund does not report a value to the Fund on a timely basis, the fair value of the Hedge Fund shall be based on the most recent value reported by the Hedge Fund, as well as any other relevant information available at the time the Fund values its portfolio. The frequency and timing of receiving valuations for the Hedge Fund investment is subject to change at any time, without notice to investors, at the discretion of the Hedge Fund manager or the Fund.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances described below. If the Valuation Committee determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of the Fund’s portfolio securities, the Valuation Committee may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Valuation Committee reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Valuation Committee may use outside pricing services to provide it with closing prices. The Valuation Committee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Valuation Committee cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. If the Valuation Committee adjusts prices, the Valuation Committee will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Options are valued at the mean of the highest bid and lowest ask prices on the principal exchange on which the option trades. If no quotations are available, fair value procedures will be used. Fair value procedures will also be used for any options traded over-the-counter.

Various inputs are used to determine the value of the Fund's investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

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Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2019

These inputs are summarized in the three broad levels listed below.

Level 1	—	Unadjusted quoted prices in active markets for identical investments
Level 2	—	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3	—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of November 30, 2019 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Domestic Common Stock
Banks	$77,605,500	$–	$1,138,801	$78,744,301
Diversified Financial Services	152,266,080	–	2,163,750	154,429,830
Other	876,756,385	–	–	876,756,385
Foreign Common Stock Other	30,390,136	–	–	30,390,136
Closed-End Fund	50,760,818	–	–	50,760,818
Limited Partnerships	12,549,376	–	–	12,549,376
Hedge Fund**	N/A	N/A	N/A	744,155
U.S. Treasury Obligations	–	125,774,128	–	125,774,128
Money Market Funds	62,189,930	–	–	62,189,930
TOTAL	$1,262,518,225	$125,774,128	$3,302,551	$1,392,339,059

*	For detailed descriptions and other security classifications, see the accompanying Portfolio of Investments.
**	In accordance with GAAP, certain investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been classified in the fair value hierarchy. The fair value amount presented in the Total column of this table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

Annual Report | November 30, 2019	19

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2019

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Boulder Growth & Income Fund, Inc.	Domestic Common Stock
Balance as of November 30, 2018	$7,074,747
Accrued discount/premium	–
Realized gain/(loss)	33,838
Change in unrealized appreciation/(depreciation)	(2,506,172)
Purchases	–
Sales Proceeds	(33,838)
Return of capital distribution	(1,266,024)
Transfer into Level 3	–
Transfer out of Level 3	–
Balance as of November 30, 2019	$3,302,551
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at November 30, 2019	$(2,479,079)

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Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2019

The table below provides additional information about the Level 3 Fair Value Measurements as of November 30, 2019 where management used its own significant assumptions:

Quantitative Information about Level 3 Fair Value Measurements

Asset Class	Industry Group	Fair Value (USD)	Valuation Technique	Unobservable Inputs(a)	Value/Range
Domestic Common Stocks:
	Banks	$1,138,801	Comparable Company Approach	Discount for lack of marketability	20%
				Price to Tangible Book Value Multiple	1.026	x
	Diversified Financial Services	$2,163,750	Comparable Company Approach	Price to Tangible Book Value Multiple	0.949	x
Grand Total		$3,302,551

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount for Lack of Marketability	Decrease	Increase
Price to Tangible Book Value Multiple	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities, when the information becomes available to the Fund. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the effective yield method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded by the Fund in the following annual financial reporting period.

Annual Report | November 30, 2019	21

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2019

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk under Note 6.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions. Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions, and the difference between the amounts of foreign interest and dividends recorded on the books of the Fund and the amounts actually received.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Dividends and Distributions to Stockholders: It is the Fund’s policy to distribute substantially all net investment income and net realized gains to stockholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended. Distributions to stockholders are recorded on the ex-dividend date.

The Fund intends to distribute its net realized capital gains, if any, at least annually. At times, to maintain a stable level of distributions, the Fund may pay out less than all of its net investment income or pay out accumulated undistributed income, or return capital, in addition to current net investment income. Any distribution that is treated as a return of capital generally will reduce a shareholder’s basis in his or her shares, which may increase the capital gain or reduce the capital loss realized upon the sale of such shares. Any amounts received in excess of a shareholder’s basis are generally treated as capital gain, assuming the shares are held as capital assets.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Federal Income Tax: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

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Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2019

As of and during the year ended November 30, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses, in the Statement of Operations. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 3. DERIVATIVE FINANCIAL INSTRUMENTS

As a part of its investment strategy, the Fund may invest to a lesser extent in derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Annual Report | November 30, 2019	23

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2019

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

For the year ended November 30, 2019, the Fund did not invest in derivative instruments.

NOTE 4. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

ALPS Advisors, Inc. (“ALPS”) serves as the Fund’s investment adviser pursuant to the advisory agreement. The Fund pays ALPS an annual rate of 0.95% of the value of the Fund’s net assets plus the principal amount of leverage, if any (“Net Assets”). Rocky Mountain Advisers, LLC (“RMA”) provides sub-advisory services to the Fund pursuant to a sub-advisory agreement between RMA and ALPS. ALPS pays RMA an annual fee of 0.8125% based on the Fund’s average monthly Net Assets.

RMA is owned by the Susan L. Ciciora Trust (the “SLC Trust”), which is also a stockholder of the Fund. RMA is considered an “affiliated person”, as that term is defined in the 1940 Act, of the Fund.

ALPS Fund Services (“AFS”), an affiliate of ALPS, serves as the Fund’s sole administrator and provides all administrative and fund accounting services to the Fund. As compensation for its services, AFS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. The fees paid to AFS are calculated based on the Net Assets of the Fund.

No persons (other than the Independent Directors) currently receive compensation from the Fund for acting as a director or officer; however, officers of the Fund may also be officers or employees of ALPS, RMA or AFS and may receive compensation in such capacities. The Fund pays each member of the Board (a “Director”) who is not a director, officer, employee, or affiliate of ALPS, RMA or any of their affiliates a fee of $40,000 per annum, plus $5,000 for each in-person meeting, $3,000 for each audit committee meeting, $1,000 for each nominating committee meeting and $1,000 for each telephonic meeting of the Board. The lead independent Director of the Board receives an additional $3,125 for attending each regular quarterly meeting of the Board. The chairman of the audit committee receives an additional $3,000 for attending each regular meeting of the audit committee. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings. AFS provides the Fund with a chief compliance officer (“CCO”) and has waived any fees it would be entitled to receive for such services during the period that ALPS serves as investment adviser to the Fund.

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Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2019

State Street Bank & Trust Company (“State Street”) serves as the Fund’s custodian. Computershare Shareowner Services (“Computershare”) serves as the Fund’s common stock servicing agent, dividend-paying agent and registrar. As compensation for State Street’s and Computershare’s services, the Fund pays each a monthly fee plus certain out-of-pocket expenses.

NOTE 5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities, during the year ended November 30, 2019 were $23,012,034 and $94,792,956 respectively.

NOTE 6. PORTFOLIO INVESTMENTS AND CONCENTRATION

Under normal market conditions, the Fund intends to invest at least 80% of its net assets in common stocks. Common stocks include dividend-paying closed-end funds, open-end funds and REITs. The portion of the Fund’s assets that are not invested in common stocks may be invested in fixed income securities and cash equivalents. The term “fixed income securities” includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified” with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

As of November 30, 2019, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. In addition to market appreciation of the issuer since the time of purchase, the Fund acquired additional interest in Berkshire Hathaway, Inc. in the March 20, 2015 reorganization. After the reorganization was completed, shares held of the issuer were liquidated to bring the concentration to 25%. Concentration of the Berkshire Hathaway, Inc. position was a direct result of market appreciation and decreased leverage since the time the Fund and the funds acquired in the reorganization purchased the security.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Annual Report | November 30, 2019	25

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2019

NOTE 7. SIGNIFICANT STOCKHOLDERS

On November 30, 2019, trusts and other entities and individuals affiliated with Stewart R. Horejsi and the Horejsi family owned 45,384,254 shares of Common Stock of the Fund, representing approximately 44.20% of the total Common Stock outstanding. Stewart R. Horejsi is the Chief Investment Officer of RMA and is a portfolio manager of the Fund.

NOTE 8. SHARE REPURCHASES AND REDEMPTIONS

In accordance with Section 23(c) of the 1940 Act and the rules promulgated thereunder, the Fund may from time to time effect repurchases and/or redemptions of its Common Stock.

For the year ended November 30, 2019, the Fund repurchased 2,981,322 shares of Common Stock at a total purchase amount of $31,801,183. For the year ended November 30, 2018, the Fund repurchased 357,900 shares of Common Stock at a total purchase amount of $3,866,509.

NOTE 9. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

As determined on November 30, 2019, permanent differences resulting primarily from different book and tax accounting for partnership investments, and certain other investments were reclassified at fiscal year-end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common stockholders or net asset value per common share outstanding. Permanent book and tax basis differences of $(113,814) and $113,814 were reclassified at November 30, 2019 among total distributable earnings and paid-in capital, respectively, for the Fund.

The character of distributions paid on a tax basis during the year ending November 30, 2019 is as follows:

Distributions Paid From:
Ordinary Income	$8,307,068
Long-Term Capital Gain	31,029,532
Tax Return of Capital	2,988,825
$42,325,425

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Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2019

The character of distributions paid on a tax basis during the year ending November 30, 2018 is as follows:

Distributions Paid From:
Ordinary Income	$6,852,272
Long-Term Capital Gain	22,074,492
Tax Return of Capital	10,693,989
$39,620,753

On November 30, 2019, based on cost of $579,662,819 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $816,787,394, aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $4,111,154 and net depreciation of foreign currency was $5,675, resulting in net unrealized appreciation of $812,670,565.

As of November 30, 2019, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$812,670,565
Cumulative Effect of Other Timing Differences	(5,978,692)
Total	$806,691,873

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to wash sales and partnership book and tax differences.

NOTE 10. RESTRICTED SECURITIES

As of November 30, 2019, investments in securities included issuers that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.

Restricted securities as of November 30, 2019, were as follows:

Issuer Description	Acquisition Date	Cost	Value November 30, 2019	Value as Percentage of Net Assets Applicable to Common Stockholders November 30, 2019
Ithan Creek Partners L.P.	06/02/08	$305,171	$744,155	0.05%
MidCountry Financial Corporation	10/22/04	3,388,476	1,138,801	0.08%
South Street Securities Holdings, Inc.	12/08/03	2,500,000	2,163,750	0.15%
		$6,193,647	$4,046,706	0.28%

Annual Report | November 30, 2019	27

Boulder Growth & Income Fund, Inc.	Notes to Financial Statements

November 30, 2019

NOTE 11. INVESTMENT IN A HEDGE FUND

As of November 30, 2019, the Fund holds a residual interest in Ithan Creek Partners L.P. (“Hedge Fund”). As of June 30, 2014, the Fund notified the managing general partner of the Hedge Fund that it was withdrawing its interest in the Hedge Fund. A portion of the interest was withdrawn at that time. However, certain illiquid securities designated at the discretion of the managing general partner of the Hedge Fund had been segregated in “side pockets” and were not immediately available for distribution. Such illiquid securities are referred to as “Designated Investments”. As a result, the Fund continues to maintain a residual, non-participating interest in the Hedge Fund, associated with the Designated Investments held in side pockets. Due to the reorganization on March 20, 2015, the Fund acquired additional residual, nonparticipating interest in the Hedge Fund. The Fund will maintain such interest until all the Designated Investments within the side pockets have been liquidated and distributed, which will likely occur incrementally and over a period of years. Because of the illiquidity of the Designated Investments, the limitation on withdrawal rights and because limited partnership interests are not tradable, the investment in the Hedge Fund is an illiquid investment and involves a high degree of risk. A management fee at an annual rate of 1% of net assets and an incentive fee of 20% of net profits is included in the partnership agreement. The value assigned to the Hedge Fund is based on available information and may not necessarily represent the amount which might ultimately be realized. Due to the inherent uncertainty of valuation, the estimated fair value may differ from the value that would have been realized had the Hedge Fund been liquidated and this difference could be material.

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Boulder Growth & Income Fund, Inc.	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Boulder Growth & Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Boulder Growth & Income Fund, Inc. (the “Fund”) as of November 30, 2019, the related statement of operations for the year then ended, and the statements of changes in net assets, including the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2019, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended November 30, 2017, and prior, were audited by other auditors whose report dated January 26, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian, issuers, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Cleveland, Ohio

January 24, 2020

Annual Report | November 30, 2019	29

Boulder Growth & Income Fund, Inc.	Additional Information

November 30, 2019 (Unaudited)

PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its report on Form N-PORT. The Fund’s Forms N-Q or N-PORT reports are available (i) on the Fund’s website at www.bouldercef.com; or (ii) on the SEC’s website at www.sec.gov.

PROXY VOTING

The policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities held by the Fund are available, without charge, (i) on the Fund’s website at www.bouldercef.com, (ii) on the SEC’s website at www.sec.gov, or (iii) by calling toll-free (877) 561-7914. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at www.sec.gov.

SENIOR OFFICER CODE OF ETHICS

The Fund files a copy of its code of ethics that applies to its principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at www.bouldercef.com.

PRIVACY STATEMENT

Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Board established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or U.S. mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or U.S. mail in connection with these services, such as to confirm enrollment in electronic stockholder communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

30	www.bouldercef.com

Boulder Growth & Income Fund, Inc.	Additional Information

November 30, 2019 (Unaudited)

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards Regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

NOTICE TO STOCKHOLDERS

The Fund designated the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2018:

Qualified Dividend Income:	100.00%
Dividend Received Deduction:	100.00%

In early 2019, if applicable, stockholders of record received this information for the distributions paid to them by the Funds during the calendar year 2018 via Form 1099. The Funds will notify shareholders in early 2020 of amounts paid to them by the Funds, if any, during the calendar year 2019.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $31,029,532 as long-term capital gain dividends for the fiscal year ended November 30, 2019.

STOCKHOLDER VOTING RESULTS

On November 13, 2019, the Fund held its Annual Meeting of Stockholders to consider the proposals set forth below. The following votes were recorded:

Proposal 1: To elect Class I Directors to the Board of Directors to serve until the 2022 Annual Meeting of Stockholders.

Election of Dr. Dean L. Jacobson

	# of Votes Cast	% of Votes Cast
For	87,611,371	96.91%
Against/Withhold	2,793,870	3.09%
TOTAL	90,405,241	100.00%

Annual Report | November 30, 2019	31

Boulder Growth & Income Fund, Inc.	Additional Information

November 30, 2019 (Unaudited)

Election of Stephen C. Miller

	# of Votes Cast	% of Votes Cast
For	86,744,525	95.95%
Against/Withhold	3,660,716	4.05%
TOTAL	90,405,241	100.00%

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the fiscal period ended November 30, 2019				% Breakdown of the Total Cumulative Distributions for the fiscal period ended November 30, 2019
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
$0.1085	$0.2176	$0.0819	$0.4080	26.59%	53.33%	20.08%	100.00%

32	www.bouldercef.com

Boulder Growth & Income Fund, Inc.	Summary of Dividend Reinvestment Plan

November 30, 2019 (Unaudited)

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

Computershare Shareowner Services (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period then the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Annual Report | November 30, 2019	33

Boulder Growth & Income Fund, Inc.	Summary of Dividend Reinvestment Plan

November 30, 2019 (Unaudited)

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, Computershare, P.O. Box 30170, College Station, TX, 77842-3170. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-866-228-4853.

34	www.bouldercef.com

Boulder Growth & Income Fund, Inc.	Directors & Officers

November 30, 2019 (Unaudited)

INDEPENDENT DIRECTORS(1)

Name, Age and Address(2)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(5)	Other Directorships Held by Director
Dr. Dean L. Jacobson Birth Year: 1939	Class I Director	Term expires 2022; Director since 2006.	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University.	1	None
Richard I. Barr Birth Year: 1937	Lead Independent Director and Class III Director	Term expires 2021; Director since 2002 (Lead Independent Director since 2013).	Retired (since 2001); Various executive positions (1963-2001), Advantage Sales and Marketing, Inc. (food brokerage) and CBS Marketing (1963-1996).	1	None
Steven K. Norgaard Birth Year: 1964	Class III Director	Term expires 2021; Director since 2011.	Attorney (since 1990), Steven K. Norgaard, P.C. (law firm).	1	The Frontier Funds (six portfolios) (since 2013); Attorneys’ Title Guaranty Fund, Inc. (since 2011); ATG Trust Company (since 2013),

Annual Report | November 30, 2019	35

Boulder Growth & Income Fund, Inc.	Directors & Officers

November 30, 2019 (Unaudited)

INTERESTED DIRECTORS(1)

Name, Age and Address(2)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(5)	Other Directorships Held by Director
Joel W. Looney(3) Birth Year: 1961	Chairman and Class II Director Nominee; President of the Fund	Term expires 2020; Director since 2002; Chairman since 2003; President since 2018.	President (since June 2017) and Asst. Investment Officer (since 2013), Rocky Mountain Advisers, LLC (“RMA”); Manager (since June 2017), Fund Administrative Services, LLC (“FAS”); Assistant Investment Officer (2013-2015), Boulder Investment Advisers, L.L.C. (“BIA”); Partner (1999 to 2013), Financial Management Group, LLC (investment adviser); Registered Representative (2007 to 2013), VSR Financial Services, Inc. (broker-dealer).	1	Elevation ETF Trust (2017-2018)(6)

36	www.bouldercef.com

Boulder Growth & Income Fund, Inc.	Directors & Officers

November 30, 2019 (Unaudited)

INTERESTED DIRECTORS (continued)(1)

Name, Age and Address(2)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(5)	Other Directorships Held by Director
Stephen C. Miller(4) Birth Year: 1952	Class I Director	Term expires 2022; Director from 2003 to 2005 and since 2014;	President (2002 to 2018), of the Fund; Chief Legal Officer/General Counsel (since 2008) and President (2008 to 2017) RMA; Chief Legal Officer/General Counsel (since 1999), Manager (1999 to June 2017), FAS; Vice President (1999 to 2018), Stewart Investment Advisers (“SIA”); Chief Compliance Officer (2012 to 2016), SIA, BIA and RMA; President and General Counsel (1999-2015), BIA; and Chief Compliance Officer (2012-2015), BIA.	1	None

(1)	Directors and Director Nominees who are not “interested persons” of the Fund (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) are referred to as “Independent Directors.” Directors and Director Nominees who are “interested persons” of the Fund under the 1940 Act are referred to as “Interested Directors.”
(2)	Unless otherwise specified, the Directors’ and Director Nominees’ respective addresses are 1290 Broadway, Suite 1000 Denver, CO 80203.
(3)	Mr. Looney is considered an “interested person” by virtue of being the President and an Assistant Investment Officer of RMA.
(4)	Mr. Miller is considered an “interested person” by virtue of being Chief Legal Officer and Chief Legal Officer of RMA.

Annual Report | November 30, 2019	37

Boulder Growth & Income Fund, Inc.	Directors & Officers

November 30, 2019 (Unaudited)

(5)	The term “Fund Complex” means two or more registered investment companies that:
■	hold themselves out to investors as related companies for purposes of investment and investor services; or
■	have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
(6)	From 2017 until 2018, Mr. Looney served as a trustee to the Elevation ETF Trust, and during that period, AAI served as an adviser to the Trust. Prior to the date that AAI became the adviser to the fund, the Elevation ETF trust ceased operations. Accordingly, the fund complex for Mr. Looney includes only the fund.

OFFICERS

Information on each of the Fund’s executive officers is provided below. Each officer was elected or re-elected to office by the Board at a meeting held on February 7, 2019. Unless otherwise specified, the officers’ respective addresses are: 1290 Broadway, Suite 1000, Denver, CO 80203.

Name and Age	Officer Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Joel Looney Birth year: 1961	President	President since 2018	See information provided previously under the section titled “Director and Director Nominees Qualifications.”
Christopher Moore Birth year: 1984	Vice President and Secretary	Since 2018	Mr. Moore has been Vice President and Senior Counsel of ALPS since 2016. Mr. Moore served as an associate at Thompson Hine LLP from 2013-2016 and as Corporate Counsel at DSW, Inc. from 2012-2013. He also served as a certified public accountant for Ernst & Young from 2007-2009 and as an internal auditor for JSJ Inc. in 2007. Mr. Moore serves also as Secretary of ALPS Series Trust, and Assistant Secretary of the RiverNorth Funds, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, RiverNorth Managed Duration Municipal Income Fund Inc., and RiverNorth Opportunistic Municipal Income Fund, Inc.
Kathryn Burns Birth year: 1976	Treasurer	Since 2018	Ms. Burns serves as Vice President, Director of Fund Operations of AAI since 2018. From 2013 to 2018, she served as Vice President and Fund Controller at ALPS Fund Services. Prior to joining ALPS, she worked at Old Mutual Capital where she served as Vice President and Chief Compliance Officer (2010 to 2012) and Regulatory Reporting Manager and Assistant Treasurer to the Old Mutual Funds Trusts (2006 to 2012). She also served as a CPA for PricewaterhouseCoopers LLP. Ms. Burns is also Treasurer of ALPS ETF Trust and serves as President of ALPS Variable Investment Trust, Principal Real Estate Income Fund and RiverNorth Opportunities Fund, Inc.

38	www.bouldercef.com

Boulder Growth & Income Fund, Inc.	Directors & Officers

November 30, 2019 (Unaudited)

OFFICERS (continued)

Name and Age	Officer Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Theodore Uhl Birth year: 1974	Chief Compliance Officer	Since 2015	Mr. Uhl serves as Deputy Compliance Officer of ALPS Fund Services, Inc. since 2010. He was Senior Risk Manager of ALPS from 2006 until June 2010. Prior to ALPS, he served as Sr. Analyst with Enenbach and Associates (RIA), and Sr. Financial Analyst at Sprint. He also serves as Chief Compliance Officer for the XAI Octagon Floating Rate & Alternative Income Term Trust (since 2017), the Index Funds (since 2016), Reaves Utility Income Fund (since 2016), Financial Investors Trust (since 2010), Reality Shares Trust (since 2015), the Centre Funds (since 2011) and the Axonic Alternative Income Fund (since 2018).
Ryan Johanson Birth Year: 1982	Assistant Treasurer	Since 2018	Mr. Johanson has served as Fund Controller for ALPS since July 2016, and previously served in other roles at ALPS including as a Financial Reporting Manager from 2014 to 2016; a Financial Reporting Supervisor, 2012 to 2014. Prior to joining ALPS, he was a Consultant for PricewaterhouseCoopers, LLP (Audit Senior) from 2011 –2012, and Audit Supervisor at The Siegfried Group from 2010-2011, and as an auditor from 2006-2009 at Spicer Jeffries LLP.

(1)	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

Annual Report | November 30, 2019	39

DIRECTORS	Richard I. Barr Dr. Dean L. Jacobson Joel W. Looney Stephen C. Miller Steven K. Norgaard
INVESTMENT ADVISER	ALPS Advisors, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203
SUB-INVESTMENT ADVISER	Rocky Mountain Advisers, LLC 2121 E. Crawford Place Salina, KS 67401
ADMINISTRATOR	ALPS Fund Services, Inc. 1290 Broadway, Suite 1000 Denver, CO 80203
CUSTODIAN	State Street Bank and Trust One Lincoln Street Boston, MA 02111
STOCK TRANSFER AGENT	Computershare 480 Washington Blvd. Jersey City, NJ 07310
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Cohen & Company, Ltd. 1350 Euclid Ave, Suite 800 Cleveland, OH 44115
LEGAL COUNSEL	Paul Hastings, LLP 515 South Flower Street Twenty-Fifth Floor Los Angeles, CA 90071

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

ALPS Portfolio Solutions Distributor, Inc., FINRA Member Firm.

www.bouldercef.com

Item 2. Code of Ethics.

As of the end of the period covered by this report, Boulder Growth & Income Fund, Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer (the “Senior Officer COE”). During the period covered by this report, there were no material changes made to provisions of the Senior Officer COE, nor were there any waivers granted from a provision of the Senior Officer COE. A copy of the Registrant’s Senior Officer COE is filed with this N-CSR under Item 13(a).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Directors has determined that Steven K. Norgaard is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined in paragraph (a)(2) of Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $39,500 and $39,500 for the fiscal years ended November 30, 2018 and November 30, 2019, respectively.

(b)	Audit-Related Fees – The aggregate fees billed for the fiscal years ended November 30, 2018 and November 30, 2019 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and which are not reported under (a) of this Item were $0 and $0.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Registrant’s income tax returns, excise tax returns, dividend calculations and Maryland Property Tax returns were $7,500 and $7,500 for the fiscal years ended November 30, 2018 and November 30, 2019, respectively.

(d)	All Other Fees – The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item were $0 and $0 for the fiscal years ended November 30, 2018 and November 30, 2019, respectively.

(e)	(1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services. Under the audit committee’s charter, pre-approval of permitted non-audit services by the Registrant’s accountant is not required if: (i) the aggregate amount of all permitted non-audit services is not more than 5% of the total revenues paid by the Registrant to the accountant in the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the audit committee and approved by the audit committee or a designated audit committee member prior to the completion of the audit of the Registrant’s annual financial statements.

(2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended November 30, 2019 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $0 in 2018 and $0 in 2019.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the Registrant’s audit committee are Dr. Dean L. Jacobson, Richard I. Barr, and Steven K. Norgaard.

Item 6. Investments.

(a) The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated, subject to the supervision of the Board of Directors, the voting of proxies relating to its voting securities to its advisers. The Registrant’s Proxy Voting Procedures are included below.

Proxy Voting Policies and Procedures

BACKGROUND AND DISCUSSION

The Board of Directors of Boulder Growth & Income Fund, Inc. has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to the portfolio’s securities. In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of a Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser/ sub-adviser, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Advisers’/Sub-Advisers’ Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

POLICY AND PROCEDURE

The Fund CCO shall ensure that each Adviser/Sub-Adviser (collectively, the “Adviser”) has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Funds.

A. General

The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B. Delegation to the Adviser

The Fund believes that the Adviser is in the best position to make individual voting decisions for the Funds consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated.

(1)	to make the proxy voting decisions for the Funds, in accordance with each applicable Adviser’s Proxy Voting Policy, except as provided herein; and

(2)	to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Funds are entitled to vote: (a) information identifying the matter voted on, (b) whether the matter was proposed by the issuer or by a security holder, (c) whether and how the Fund cast its vote, and (d) whether the Fund cast its vote for or against management.

Page | 82

The Board, including a majority of the independent trustees of the Board, must approve each Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Funds. The Board must also approve any material changes to each Adviser Voting Policy no later than six (6) months after adoption by an Adviser.

C. Conflicts

In cases where a matter with respect to which a Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser/sub-adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

Adopted: October 26, 2007

Amended: July 30, 2010

Amended: November 8, 2010,

Amended: July 27, 2012, Amended: August 5, 2013, Amended: May 4, 2015

Amended: October 30, 2015 to provide additional background material and address third party proxy voting service voting guidelines

Page | 83

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Stewart R. Horejsi and Joel W. Looney are the Fund’s portfolio managers and are collectively responsible for the day-to-day management of the Fund’s assets. Mr. Horejsi and Mr. Looney are referred to herein as the “Portfolio Managers”. Rocky Mountain Advisers, L.L.C. (“RMA”) is the sub-adviser to the Fund.

Mr. Horejsi has been the financial and investment adviser for the Horejsi Affiliates since 1982 and for RMA since 2008. Mr. Horejsi was also the Chief Investment Officer for Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“SIA”) from 1999 to 2018 and Boulder Investment Advisers, LLC (“BIA”) from 1999 to 2015. Mr. Horejsi has been a Portfolio Manager for the Fund since January 2002, and was also a Portfolio Manager for Boulder Total Return Fund, Inc. (“BTF”) from 1999 to 2015, for The Denali Fund Inc. (“DNY”) from 2008 to 2015 and for First Opportunity Fund, Inc. (“FOFI”) from 2010 to 2015 (together, BTF, DNY and FOFI are referred to as the “Acquired Funds”). Separately, Mr. Horejsi acts as a financial consultant to other private trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and consults with respect to their portfolios of equities having an aggregate value of approximately $1.8 billion as of November 30, 2019.

Mr. Looney joined RMA as an Assistant Investment Officer and a Portfolio Manager of the Fund in 2013. Mr. Looney was also an Assistant Investment Officer for BIA from 2013 to 2015 and a Portfolio Manager for the Acquired Funds from 2013 to 2015. Separately, Mr. Looney acts as an Investment Advisory Representative providing investment supervisory and financial planning services to RMA’s private clients (the “RMA Private Clients”) for which RMA receives fees generally based on a percentage of assets under management. Prior to joining RMA, Mr. Looney was the Principal for Financial Management Group, LLC, an investment management firm, from 1999 to 2013. Mr. Looney also currently serves as Chairman of the Board of Directors for the Fund.

As a general matter, portfolio management staff are paid an annual fixed salary and are offered participation in the firm’s 401K, as well as other benefits that are offered to employees of RMA. In evaluating a portfolio manager’s salary and annual pay increases, the Fund’s performance may be one of many factors considered by management. However, as a general matter, RMA does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Other factors that may also be significant in determining portfolio manager compensation include, without limitation, the effectiveness of the manager’s leadership within RMA’s investment team, contributions to the RMA’s overall performance, discrete securities analysis, idea generation, and other considerations. Generally, a portfolio manager does not receive bonuses; however, in the case of Mr. Horejsi, because of his affiliation with and beneficial interest in the Horejsi Affiliates which owns RMA, he may, directly or indirectly, receive distributions of RMA’s profits. In the case of Mr. Looney, in addition to an annual fixed salary and other benefits mentioned above, he receives a portion of the fees paid to RMA for providing investment supervisory and financial planning services to the RMA Private Clients.

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments. This is because Mr. Looney also serves as a portfolio manager to the RMA Private Clients. Additionally, Mr. Horejsi consults for a substantial portfolio of securities held by the Horejsi Affiliates with respect to which he may benefit. From time to time, securities may meet the investment objectives of one or any combination of the Fund, the RMA Private Clients and the Horejsi Affiliates. In such cases, the decision to recommend a purchase for one account rather than another is based on a number of factors. Allocations of investments to and among the Fund and the RMA Private Clients are made in accordance with the investment allocation policies and procedures of RMA. There is no guarantee that these policies and procedures will be able to identify and mitigate all potential conflicts of interest with respect to the investments of the Fund. Factors considered in the investment recommendations for the Fund or any other client of RMA may include the size of the portfolio, concentration of holdings, investment objectives, restrictions and guidelines, asset coverage ratios, tax considerations, purchase cost, and cash availability. It is possible that at times identical securities will be held by the Fund and one or more RMA Private Clients. However, positions in the same issue may vary and the length of time that any account may choose to hold its investment in the same issue may likewise vary.

Mr. Horejsi does not directly own any shares of the Fund. However, the Horejsi Affiliates, which include many individuals and entities that have engaged Mr. Horejsi as a financial consultant and with respect to which Mr. Horejsi is a discretionary beneficiary, hold shares of the Fund. The Horejsi Affiliates hold shares of the Fund as follows: the Ernest Horejsi Trust No. 1B holds 12,689,062 shares, the Lola Brown Trust No. 1B holds 16,731,365 shares, the Susan L. Ciciora Trust holds 6,837,719 shares, the Stewart West Indies Trust holds 1,130,866 shares, the Mildred B. Horejsi Trust holds 5,543,695 shares, the Stewart R. Horejsi Trust No. 2 holds 2,411,987 shares, and Susan L. Ciciora owns 39,560 shares. Because of Mr. Horejsi’s advisory or familial role with respect to these Horejsi Affiliates, Mr. Horejsi may be deemed to have indirect beneficial ownership of their respective shares which in the aggregate have a dollar range in excess of $1 million.

Mr. Looney owned 65,196 shares of the Fund as of November 30, 2019 with an aggregate value of between $500,001 - $1,000,000.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
12/1/18 - 12/31/18	680,218	$10.20	680,218	N/A
1/1/19 - 1/31/19	175,893	10.32	175,893	N/A
2/1/19 - 2/28/19	200,838	10.93	200,838	N/A
3/1/19 - 3/31/19	317,122	10.74	317,122	N/A
4/1/19 - 4/30/19	233,303	11.00	233,303	N/A
5/1/19 - 5/31/19	460,780	10.88	460,780	N/A
6/1/19 - 6/30/19	277,377	10.93	277,377	N/A
7/1/19 - 7/31/19	100	11.07	100	N/A
8/1/19 - 8/31/19	422,655	10.71	422,655	N/A
9/1/19 - 9/30/19	130,630	11.03	130,630	N/A
10/1/19 - 10/31/19	82,406	11.05	82,406	N/A
11/1/19 - 11/30/19	-	-	-	N/A

On August 9, 2017, the Fund announced its reaffirmation of its share buyback program. Under the program, the Fund’s sub-adviser, RMA, has the authority (but not the obligation) to repurchase the Fund’s common stock in the open market when shares are trading at a discount to net asset value. RMA is authorized to use its discretion in repurchasing shares when market conditions warrant. The timing, manner, price, and amount of any share repurchases will be determined by RMA in its discretion, based on the foregoing as well as applicable legal and regulatory requirements and other factors, including the guidelines specified in Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The program may be suspended, extended, modified, or discontinued at any time.

Each of the purchases in the table above have been made pursuant to the share buyback program described above.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the stockholders may recommend nominees to the Registrant’s Board of Directors have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibits 99.302(i) CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906CERT.

(c)	Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated November 17, 2008, the 19(a) Notices to Beneficial Owners is attached hereto as Exhibit 13(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER GROWTH & INCOME FUND, INC.

By (Signature and Title)		/s/ Joel W. Looney
Joel W. Looney, President
(Principal Executive Officer)

Date:	February 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)		/s/ Joel W. Looney
Joel W. Looney, President
(Principal Executive Officer)

Date:	February 5, 2020

By (Signature and Title)		/s/ Kathryn Burns
Kathryn Burns, Treasurer
(Principal Financial Officer)

Date:	February 5, 2020